SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2006
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of July 1, 2006
providing for the issuance of

WaMu MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2006-AR9
(Exact name of Registrant as specified in its charter)

Delaware	333-130795	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K dated July 26, 2006 is filed by the registrant to amend and restate in its entirety the excerpt from Section 2 of the Term Sheet dated July 26, 2006 which is attached to this Form 8-K/A as Exhibit 99.1.

Specifically, "August A Loans" and "August B Loans" were deleted from Exhibit 99.1 and replaced with "August Loans."

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is filed herewith:

99.1	Excerpt from Section 2 of the Term Sheet dated July 26, 2006 between Washington Mutual Bank, as seller, and WaMu Asset Acceptance Corp., as purchaser. For a form of term sheet, see Exhibit B to Exhibit 4.6 to to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on November 8, 2005 with respect to Registration Statement No. 333-123034.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: August 11, 2006	By:	/s/ David H. Zielke David H. Zielke First Vice President (Authorized Officer)

Exhibit Index

99.1	Excerpt from Section 2 of the Term Sheet dated July 26, 2006 between Washington Mutual Bank, as seller, and WaMu Asset Acceptance Corp., as purchaser. For a form of term sheet, see Exhibit B to Exhibit 4.6 to to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on November 8, 2005 with respect to Registration Statement No. 333-123034.